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                                                                      Exhibit 99

                Certification Pursuant to 18 U.S.C. Section 1350,

      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Annual Report of OurPet's Company (the Company) on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, being the Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act 0f 2002, that:

     (1) I have reviewed this annual Report on Form 10-KSB for the year ended December 31, 2002 of OurPet's Company.

     (2) Based on my knowledge, this annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual Report; and

     (3) Based on my knowledge, the financial statements, and other financial information included in this annual Report, fairly present in all material respects the financial condition, results of operations and cash flows or the Registrant as of, and for, the periods presented in this annual Report.


      /s/ Steven Tsengas                               /s/ John G. Murchie
      ------------------                               -------------------
      BY STEVEN TSENGAS                                BY JOHN G. MURCHIE
      Chairman of the Board and                        Chief Financial Officer
      Chief Executive Officer


      Dated:  March 27, 2003                           Dated:  March 27, 2003
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     This certification is made solely for the purpose of 18 U.S.C. Section
1350, subject to the knowledge standard contained in that statute, and not for any other purpose.